UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2012

GENTA INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19635		33-0326866
(Commission File Number)		(IRS Employer Identification No.)

200 Connell Drive Berkeley Heights, NJ		07922
(Address of Principal Executive Offices)		(Zip Code)

(908) 286-9800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Genta Incorporated, (the “Company”) has determined that for the three-month period ended March 31, 2012, the Company’s financial statements included in Form 10-Q filed with the Securities and Exchange Commission on May 14, 2012 will need to be restated for the item described below and therefore should not be relied upon. The Company will file an amended 10-Q for such period as soon as practicable.

On July 24, 2012, during their review of interim financial statements for the three and six months ended June 30, 2012, the Company’s independent registered public accounting firm informed the Company’s principal financial and accounting officer of a potential misstatement in the Company’s financial statements for the three-month period ending March 31, 2012. After consultation with the Company’s independent registered public accounting firm, the Company’s principal financial and accounting officer and its Audit Committee concluded that the Company’s unaudited financial statements filed for the three-month period ended March 31, 2012 contained a material misstatement pertaining to the Company’s calculation of a warrant liability and a resulting non-cash charge to its statement of operations.

The following table represents the effects of the restated statements as of and for the three months ended March 31, 2012:

($ in thousands, except per share amounts)	As filed 3/31/2012	As restated 3/31/2012
Statement of Operations:
Fair value – warrant liability	$25,508	$9,610
Total other income/(expense), net	$8,728	$(7,170)
Net income/(loss)	$5,234	$(10,664)
Net income /(loss) per basic and diluted share	$0.00	$(0.01)

Balance Sheet:
Warrant liability	$14,727	$30,625
Total long-term liabilities	$16,504	$32,402
Accumulated deficit	$(1,261,912)	$(1,277,810)
Total stockholders’ deficit	$(30,171)	$(46,069)

As previously disclosed, the Company’s financial statements have raised substantial doubt about its ability to continue as a going concern and as a result, the Company’s independent registered public accounting firm included an explanatory paragraph in their report on the consolidated financial statements for the year ended December 31, 2011 with respect to this uncertainty. The Company has actively sought additional financing and a strategic partner; however, to date those efforts have been unsuccessful.  If the Company cannot secure financing or a strategic partner, the Company may file for reorganization under bankruptcy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED
Date:	July 27, 2012	By:	/s/ GARY SIEGEL
			Name:	Gary Siegel